                                                                  10(I)(H)(6)



                 FIFTH AMENDMENT TO LONG TERM CREDIT AGREEMENT


          This Fifth Amendment to Long Term Credit Agreement (this "Amendment")
                                                                    ---------
is entered into as of May 22, 1998 by and among Montgomery Ward & Co., Incorporated (the "Company"), the undersigned financial institutions, The Bank
                   -------
of Nova Scotia, as Administrative Agent (in such capacity, the "Administrative
                                                                --------------
Agent"), The First National Bank of Chicago, as Documentary Agent (in such
-----
capacity, the "Documentary Agent"), The Bank of New York, as Negotiated Loan
               -----------------
Agent (in such capacity, the "Negotiated Loan Agent") and Bank of America
                              ---------------------
National Trust and Savings Association, as Advisory Agent (in such capacity, the "Advisory Agent," and together with the Administrative Agent, the Documentary
 --------------
Agent and the Negotiated Loan Agent, the "Agents").
                                          ------

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company, the undersigned financial institutions and the Agents are party to that certain Long Term Credit Agreement, dated as of September 15, 1994 (as amended, supplemented or otherwise modified, the "Long
                                                                         ----
Term Credit Agreement"); capitalized terms used herein and not otherwise defined
---------------------
shall have the meanings assigned to them in the Long Term Credit Agreement; and

          WHEREAS, the parties hereto desire to amend certain provisions of the Long Term Credit Agreement relating to the sale of participations in and assignments of Loans;

          NOW, THEREFORE, the parties hereto hereby agree as follows:


          1.  Amendment to Long Term Credit Agreement.  Effective as of the date
              ---------------------------------------
hereof and subject to Section 3 hereof, the Long Term Credit Agreement is amended as follows:

          A.  Section 15.4 is amended and restated as follows:

               15.4  Participations: Assignments; Replacement of Banks.
                     -------------------------------------------------

               (a)  Participations.  Subject to the provisions of this Section
                    --------------                                     -------
          15.4, any Bank may at any time, in the ordinary course of its business
          ----
          and in accordance with applicable law, sell to one or more banks or other entities (a "Participant") participating interests in any Loan
                             -----------
          owing to such Bank, or any Note held by such Bank. In the event of any such sale to a Participant the selling Bank shall give written notice to the Company and the Administrative Agent stating the Participant's name and address and the amount of the participation purchased, but

                         (i) the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement,

                         (ii) all amounts payable by the Company shall be determined as if such Bank had not sold such participation, and

                         (iii) any Participant which is not an Affiliate of the selling Bank shall have no right to require the selling Bank to take or omit to take any action under this Agreement or any Note other than action directly affecting the extension of the stated maturity of any Loan, directly affecting any scheduled installment of principal or any scheduled reduction in the stated amount of, or interest on, any Loan in which such participation was sold, or reducing the principal or stated amount thereof or the rate of interest thereon or fees payable hereunder.

          Each Bank agrees to incorporate the requirements set forth in the preceding sentence into each participation agreement which such Bank enters into with any Participant. The Company agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, if its participation agreement with the selling Bank so provides, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement or any Note to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any Note; provided that such
                                                         --------
          right of setoff shall be subject to such Participant's obligation to share with the Banks, and the Banks agree to share with such Participant, as provided in Section 8.2(c). No participation
                                      --------------
          contemplated in this Section 15.4 shall relieve any Bank either from
                               ------------
          its Commitment hereunder or from any of its other obligations hereunder and such Bank shall remain solely responsible for the performance thereof.

               (b) Assignments.  Subject to the provisions of this Section 15.4,
                   -----------                                     ------------
          any Bank may assign to one or more banks or other entities (an "Assignee") all or any part of such Bank's rights and benefits, and
          ---------
          delegate all or any part of such Bank's obligations under this Agreement and its Notes; provided, however, that
                                   --------  -------

                         (i) except in the case of an assignment to another Bank, the amount of the Loans of the assignor Bank subject to such assignment shall be in an amount not less than $5,000,000 and an integral multiple of $1,000,000 in excess thereof or shall be the entire remaining amount of Loans of such assignor Bank,

                         (ii) unless the assignor Bank is assigning all of its Loans, the aggregate amount of the Loans of such assignor Bank after giving effect to such assignment and any assignments agreed to contemporaneously therewith by such assignor Bank shall be not less than $5,000,000,

                         (iii) the assignor Bank shall advise the Assignee that the Company shall not be obligated to execute any replacement Notes and shall add a legend to any of its Notes which evidence all or part of the Loans assigned to the effect that rights thereunder have been assigned,

                         (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an assignment and acceptance substantially in the form of Exhibit L, with
                                                            ---------
                    appropriate insertions (an "Assignment"),
                                                ----------

                         (v) upon request of the Administrative Agent, if the Company is not authorized by court order to pay the Transfer Fee referred to in Section 15.4(e) or fails to honor its
                                       ---------------
                    obligations under Section 15.4(e), the parties to the
                                      ---------------
                    Assignment shall deliver to the Administrative Agent a processing and recordation fee of $3,500 for such Assignment,

                         (vi) if the assignor Bank is assigning all of its Loans, it shall deliver to the Administrative Agent an amount, determined by the Administrative Agent, equal to the unpaid amount for which no reserve has been established of such Bank's pro rata share (based upon the aggregate unpaid
                                --- ----
                    principal amount of the Loans) of any reasonable costs or expenses payable by such assignor Bank pursuant to the Credit Agreement, including, without limitation,
                    Section 14.2 and Section 15.5,
                    ------------     ------------

                         (vii) the Assignee shall advise the Administrative Agent in writing as to whether it is a Non-United States Person and if it is a Non-United States Person, it shall deliver to the Company and the Administrative Agent a written representation and undertaking similar to
                    Section 8.4(b), and
                    --------------

                         (viii) the assignor Bank shall provide written
                    notice to the Company (with a copy to the Administrative Agent) of the name and address of the Assignee, shall deliver to the Company a copy of the duly executed Assignment and shall deliver to the Administrative Agent evidence of such deliveries to the Company.

               (c)  Acceptance of Assignment by Administrative Agent.  An
                    ------------------------------------------------
          Assignment shall be accepted by the Administrative Agent only if all of the requirements of subsection (b) of this Section 15.4 have been
                                                        ------------
          fulfilled to the Administrative Agent's satisfaction. Each Agent and each Bank shall be entitled to continue to deal solely and directly with the assignor Bank in connection with any interests assigned or delegated to an Assignee until the Administrative Agent has accepted the Assignment. Upon the Administrative Agent's acceptance of an Assignment, it shall record the Assignment in the Master Register.
          All entries in the Master Register shall be conclusive, in the absence of manifest error, and the Company, each Agent and each Bank shall treat each person whose name is recorded in the Master Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Administrative Agent shall from time to time distribute a Schedule to each of the Banks and the Company giving effect to any Assignments.

               (d)  Rights and Obligations of Assignor Bank and Assignee.  On
                    ----------------------------------------------------
          the date the Administrative Agent accepts an Assignment (the "Assignment Effective Date"), the Company, the Agents and the Banks
          --------------------------
          agree that, to the extent of any such Assignment,

                         (i) the Assignee thereunder shall be a Bank hereunder and, in addition to any rights, benefits and obligations hereunder held by it immediately prior to such Assignment Effective Date, have the rights, benefits and obligations of a Bank under this Agreement and the assignor Bank's Notes (including, without limitation, rights and benefits arising out of Section 9) and the same rights of setoff pursuant to
                           ---------
                    Section 8.3 and obligation to share pursuant to Section 8.2
                    -----------                                     -----------
                    as a Bank hereunder to the extent that the same have been assigned and delegated to it pursuant to such Assignment, and

                         (ii) the assignor Bank shall, to the extent that rights, benefits and obligations hereunder have been assigned and delegated by it pursuant to such Assignment, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of an assignor Bank's rights, benefits and obligations under this Agreement, such Bank shall cease to be a party hereto), except that in all cases the assignor Bank shall remain entitled to the rights and benefits arising under
                    Sections 6, 8.4, 9, 15.5 and 15.6 with respect to any period
                    ----------  ---  -  ----     ----
                    of time prior to the Assignment Effective Date, and shall remain liable with respect to any of its unpaid obligations arising under Sections 6.9, 8.4(c), 14.2 and 15.5, with
                                  ------------  ------  ----     ----
                    respect to any matters arising prior to the Assignment Effective Date; provided, the Company shall not be required
                                    --------
                    to pay any costs, fees or taxes of any kind or nature with respect to the interest(s) assigned in excess of those payable by the Company in connection with such interest(s) prior to such assignment except for any costs, fees or taxes described in Section 8.4, 9 or 15.6.
                                 -----------  -    ----

               (e) Transfer Fee.  In consideration of the services to be
                   ------------
          performed by the Administrative Agent hereunder, the Company shall pay to the Administrative Agent a quarterly fee of $18,750 (the "Transfer
                                                                       --------
          Fee"), payable quarterly in advance on May 1, August 1, November 1 and
          ---
          February 1 of each year, provided that the Company shall pay the fee
                                   --------
          payable on May 1, 1998 within three Business Days after the entry of an order by the United States Bankruptcy Court for the District of Delaware approving the Fifth Amendment to Long Term Credit Agreement. If the Company is not authorized to pay such fee or fails to pay such fee, the Administrative Agent may impose a processing and recordation fee on the parties to each Assignment of $3,500 for each Assignment.

               (f) Federal Reserve.  Anything contained in this Agreement to the
                   ---------------
          contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements set forth in this Agreement, any Bank may at any time and from time to time grant a participation in, assign, deposit or pledge all or any portion of its rights under this Agreement or the Notes to a Federal Reserve Bank; provided, however,
                                                            --------  -------
          no such participation, assignment, deposit or pledge shall relieve such Bank of any of its obligations under this Agreement.

               (g) Information.  Notwithstanding the terms of any previous
                   -----------
          confidentiality agreements with respect to the subject matter hereof between the Company and any Bank, from and after the Effective Date any Bank may furnish any information concerning the Parent, the Company and the Subsidiaries which has been furnished to such Bank pursuant hereto to any Assignee, Participant, or potential Assignee or Participant; provided, however, that the recipient of such information
                       --------  -------
          shall, prior to being furnished with any such information, agree to maintain the confidentiality of such information. Notwithstanding the foregoing sentence, any Agent, Bank, Assignee, Participant or potential Assignee or Participant shall be permitted to disclose information regarding the Company and its Subsidiaries (i) to any other Agent or Bank, or to any Assignee or Participant, (ii) to any Affiliate, agent or employee that agrees to be bound by this Section
                                                                       -------
          15.4(g), (iii) upon order of any court or administrative agency, (iv)
          -------
          upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed, (vi) which has been obtained from any Person that is not a party hereto or an Affiliate, agent or employee of any such party,
          (vii) in connection with the exercise of any remedy hereunder, or
          (viii) to such Person's certified public accountants and its attorneys.

               B.  Exhibit L is replaced with the Exhibit L annexed hereto.
                   ---------                      ---------

          2.  Waiver.  The undersigned Banks hereby waive the requirement set
              ------
forth in the proviso in Section 15.4(b) of the Long Term Credit Agreement that an assignor Bank shall assign equal percentage amounts of its commitment under the Long Term Credit Agreement and Short Term Credit Agreement with respect to any trades entered into by any of the Banks prior to the date of this Amendment. This waiver is limited precisely to its terms and shall not constitute an amendment, modification or waiver generally or for any other purpose.

          3.  Effectiveness.  Section 1 of this Amendment shall become effective
              -------------
with respect to trades entered into after the date of this Amendment, upon the execution and delivery of this Amendment by the Company and the Required Banks, provided, however, the requirement that the Company pay the Transfer Fee
--------  -------
referred to in the amended Section 15.4(e) shall not be effective until the entry of an order of the United States Bankruptcy Court for the District of Delaware approving this Amendment. Section 2 of this Amendment shall become effective upon the execution and delivery of this Amendment by the Required Banks.

          4.  Entire Agreement.  This Amendment contains the entire agreement
              ----------------
among the parties with respect to the matters set forth herein and supersedes all prior agreements, arrangements or understandings with respect thereto.

          5.  Reference to and Effect on the Long Term Credit Agreement.  Upon
              ---------------------------------------------------------
the effectiveness of this Amendment, on and after the date hereof, each reference in the Long Term Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import, shall mean and be a reference to the Long Term Credit Agreement as amended hereby. Except as specifically amended or waived hereby, all of the terms and provisions of the Long Term Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          6.  Descriptive Headings.  The descriptive headings in this Amendment
              --------------------
are for convenience only and shall not control or affect the meaning or construction of any provision of this Amendment.

          7.  Counterpart Execution.  This Amendment may be executed by
              ---------------------
telecopier and in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one agreement binding all of the parties hereto.

          8.  Successors.  This Amendment shall be binding upon and inure to the
              ----------
benefit of each of the parties hereto, and each of the Banks and their respective successors and assigns.

          IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first set forth above.


                               MONTGOMERY WARD & CO.
                               INCORPORATED

                               By: /s/ Douglas V. Gathany
                                   -------------------------
                               Name:  Douglas V. Gathany
                               Title: Vice President & Treasurer


                               THE FIRST NATIONAL BANK OF CHICAGO,
                               in its individual capacity and in its capacity as Documentary Agent

                               By: /s/ Linda M. Thompson
                                   -------------------------
                               Name:  Linda M. Thompson
                               Title: First Vice President


                               THE BANK OF NEW YORK, in its individual
                               capacity and in its capacity as Negotiated
                               Loan Agent

                               By: /s/ Mark R. Slane
                                   -------------------------
                               Name:  Mark R. Slane
                               Title: Senior Vice President


                               THE BANK OF NOVA SCOTIA, in its individual capacity and in its capacity as Administrative Agent

                               By: /s/ D.N. Gillespie
                                   -------------------------
                               Name:  D.N. Gillespie
                               Title: Assistant General Manager

                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, in its individual capacity and in its capacity as Advisory Agent

                               By: /s/ Ronald A. Prince
                                   -------------------------
                               Name:  Ronald A. Prince
                               Title: Vice President


                               ABN AMRO BANK N.V.

                               By: /s/ S.L. Wimpenny
                                   -------------------------
                               Name:  S.L. Wimpenny
                               Title: Senior Vice President

                               By: /s/ William J. Fitzgerald
                                   -------------------------
                               Name:  William J. Fitzgerald
                               Title: Senior Vice President


                               BANCA COMMERCIALE ITALIANA,
                               Chicago Branch

                               By: /s/ Julian M. Teodori
                                   -------------------------
                               Name:  Julian M. Teodori
                               Title: Senior Vice President & Manager

                               By: /s/ Matthew V. Trujillo
                                   -------------------------
                               Name:  Matthew V. Trujillo
                               Title: Vice President

                               BANCA DI ROMA, S.P.A.

                               By: /s/ Joyce Montgomery
                                   -------------------------
                               Name:  Joyce Montgomery
                               Title: AVP

                               By: /s/ Luigi Rocchi
                                   -------------------------
                               Name:  Luigi Rocchi
                               Title: Vice President

                               BANKBOSTON, N.A.


                               By: _________________________
                               Name:
                               Title:



                               BANKERS TRUST COMPANY


                               By: /s/ Rosemary F. Dunne
                                   -------------------------
                               Name:  Rosemary F. Dunne
                               Title: Vice President



                               THE BANK OF TOKYO-MITSUBISHI, LTD.,
                               Chicago Branch


                               By: /s/ Hajime Watanabe
                                   -------------------------
                               Name:  Hajime Watanabe
                               Title: Deputy General Manager



                               BAY HARBOUR PARTNERS, LTD.


                               By: _________________________
                               Name:
                               Title:


                               CIBC INC.


                               By: _________________________
                               Name:
                               Title:


                               COMERICA BANK


                               By: /s/ Cynthia B. Jones
                                   -------------------------
                               Name:  Cynthia B. Jones
                               Title: Vice President

                               CREDIT LYONNAIS Chicago Branch and
                               CREDIT LYONNAIS Cayman Island Branch

                               By: /s/ Alan Sidrane
                                   -------------------------
                               Name:  Alan Sidrane
                               Title: Senior Vice President


                               DAYSTAR SPECIAL SITUATIONS FUND L.P.


                               By: ________________________
                               Name:
                               Title:


                               THE FIRST NATIONAL BANK OF MARYLAND


                               By: /s/ Linda J. Weinberg
                                   ------------------------
                               Name:  Linda J. Weinberg
                               Title: Vice President


                               ING BARING (U.S.) CAPITAL CORPORATION


                               By: ________________________
                               Name:
                               Title:


                               ISTITUTO BANCARIO SAN PAOLO
                               DI TORINO, S.P.A.

                               By: _________________________
                               Name:
                               Title:

                               KREDIETBANK N.V.


                               By: /s/ Robert Snauffer
                                   -------------------------
                               Name:  Robert Snauffer
                               Title: Vice President

                               By:  /s/ Tod R. Angus
                                    ------------------------
                               Name:  Tod R. Angus
                               Title: Vice President


                               LOEB PARTNERS CORPORATION


                               By: /s/ Giagon B. Ving
                                   -------------------------
                               Name:  Giagon B. Ving
                               Title: AVP


                               THE LONG-TERM CREDIT BANK OF JAPAN,
                               LTD.

                               By: /s/ Armund J. Schoen, Jr.
                                   -------------------------
                               Name:  Armund J. Schoen, Jr.
                               Title: Senior Vice President


                               MERRILL LYNCH, PIERCE, FENNER & SMITH
                               INCORPORATED


                               By: /s/ Neil Brisson
                                   -------------------------
                               Name:  Neil Brisson
                               Title: Director


                               NATIONSBANK, N.A.


                               By: /s/ Charles A. Kerr
                                   -------------------------
                               Name:  Charles A. Kerr
                               Title: Senior Vice President

                               THE NORTHERN TRUST COMPANY


                               By: _________________________
                               Name:
                               Title:


                               PNC BANK, NATIONAL ASSOCIATION

                               By: _________________________
                               Name:
                               Title:


                               THE SAKURA BANK, LTD.


                               By: /s/ Yukiharu Sakumoto
                                  --------------------------
                               Name:  Yukiharu Sakumoto
                               Title: Joint General Manager


                               SWISS BANK CORPORATION

                               By: /s/ David C. Hemingway
                                   -------------------------
                               Name:  David C. Hemingway
                               Title: Director - Global Project Finance


                               By: /s/ William A. Roche
                                   -------------------------
                               Name:  William A. Roche
                               Title: Director - Restructuring


                               UNION BANK OF CALIFORNIA, N.A.


                               By: _________________________
                               Name:
                               Title:

                               UNION BANK OF SWITZERLAND


                               By: /s/ G. Christian Ullrich
                                   -------------------------
                               Name:  G. Christian Ullrich
                               Title: Managing Director

                               By: /s/ M. Terri Reilly
                                   -------------------------
                               Name:  M. Terri Reilly
                               Title: Assistant Treasurer


                               U.S. BANK NATIONAL ASSOCIATION


                               By: /s/ Jack L. Quitmeyer
                                   -------------------------
                               Name:  Jack L. Quitmeyer
                               Title: Vice President


                               WELLS FARGO BANK, N.A.


                               By: _________________________
                               Name:
                               Title:

                                                                       EXHIBIT L
                                                                       ---------


                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------


          Reference is made to the Long Term Credit Agreement, dated as of September 15, 1994 (herein, as heretofore amended, modified or supplemented, called the "Credit Agreement") among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company") and the Banks and Agents parties thereto. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          _________________________________________ (the "Assignor") and
_____________________________ (the "Assignee") hereby agree as follows:

          1. The Assignee hereby purchases and assumes from the Assignor, and the Assignor hereby sells and assigns and delegates to the Assignee, without recourse and without representation or warranty except as specifically set forth in paragraph 2 below, an interest (the "Assigned Interest") in and to all of the Assignor's rights, benefits and obligations under the Credit Agreement, including, without limitation, rights of setoff pursuant to Section 8.3 of the Credit Agreement, and obligations to share pursuant to Section 8.2 of the Credit Agreement and under the Revolving Note, if any, held by the Assignor. The Assigned Interest is a percentage equal to the total principal amount of the Loans assigned to the Assignee pursuant hereto divided by the total principal amount of all of the Loans owing to the Assignor on the date hereof as recorded on the Master Register (without giving effect to any other assignments made on the date hereof). The total principal amount of Loans being assigned to the Assignee pursuant hereto is $_____.

          2. (a) The Assignor represents and warrants that the Assignor shall provide written notice of the name and address of the Assignee to the Company (with a copy to the Administrative Agent) shall deliver to the Company a copy of this Assignment duly executed and shall deliver to the Administrative Agent evidence of such deliveries to the Company.

               (b) The Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Interest and that such interest is free and clear of any adverse claim.

               (c) The Assignee acknowledges and agrees that neither the Assignor nor any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto.

               (d) The Assignee acknowledges and agrees that neither the Assignor nor any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to the financial condition or creditworthiness of the Company or the performance or observance by the Company of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignee acknowledges and agrees that (i) the Assignee has made and will continue to make such inquiries and has taken and will continue to take such care on its own behalf as would have been the case had it made Loans directly to the Company without the intervention of the Assignor, any Agent or any other Person, and
               (ii) the Assignee has made and will continue to make its own credit analysis and decisions relating to the Credit Agreement independently and without reliance upon the Assignor, any Agent or any other Person, and based on such documents and information as it has deemed appropriate.

               (e)  No Negotiated Loans are currently owing to the Assignor.

               (f) The Assignor represents and warrants that it has advised the Assignee that the Company is not obligated to execute any replacement Notes and will add a legend to any of its Notes which evidence all or part of the Loans assigned to the effect that the rights thereunder have been assigned.

               (g) If the Assignor is assigning all of its Loans, it represents and warrants that it has paid in full all amounts owing by the Assignor under the Credit Agreement for which no reserve has been established.

          3. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered for acceptance to the Administrative Agent Att: D. Norman Gillespie by telecopier at (212) 225-5205 or such other number as may be provided by the Administrative Agent. At such time, the parties shall also (a) deliver to the Administrative Agent a written representation and warranty from the Assignee as to whether the Assignee is a Non-United States Person and if it is a Non-United States Person the Assignee shall also deliver to the Administrative Agent a written representation and warranty substantially similar to that contained in Section 8.4(b) of the Credit Agreement, (b) if required pursuant to Section 15.4(b)(v) of the Credit Agreement, wire transfer to the Administrative Agent a processing and recordation fee of $3,500 and (c) wire transfer to the Administrative Agent an amount equal to all amounts owing by the Assignor under the Credit Agreement for which no reserve has been established.

          4. The effective date for this Assignment and Acceptance shall be __________(the "Assignment Date")./1/

          5. Upon such acceptance by the Administrative Agent, as of the Assignment Date,



---------------------
/1/ To be completed by the Administrative Agent after compliance by the parties with paragraph 3.

               (a) the Assignee shall, in addition to any rights, benefits and obligations under the Credit Agreement held by it immediately prior to the Assignment Date, have the rights, benefits and obligations under the Credit Agreement that have been assigned to it pursuant to this Assignment and Acceptance, and

               (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and benefits and be released from its obligations under the Credit Agreement, except that the Assignor shall remain entitled to the rights and benefits arising under Sections 6, 8.4, 9 and 15.6 of the Credit Agreement, and shall remain liable with respect to any of its obligations arising under Sections 6.9, 8.4(c), 14.2 and 15.5 of the Credit Agreement, with respect to any matters arising prior to the Assignment Date.

          6. Upon such acceptance by the Administrative Agent, from and after the Assignment Date, the Administrative Agent shall make all payments under the Credit Agreement and the Revolving Note in respect of the Assigned Interest (including, without limitation, all payments of principal, interest and commitment and other fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Note, for periods prior to (and, if agreed to, in the case of commitment fees or interest, after) the Assignment Date directly between themselves.

          7. This Assignment and Acceptance may be executed by telecopier and in any number of counterparts, each of which when so executed and delivered, shall be an original, but all which together shall constitute one agreement binding all of the parties hereto.

          8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to conflict of laws principles.

                                  ASSIGNOR:

                                  ______________________________________________

                                  By:    _______________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

                                  Copies of all notices, etc. should be sent to:

                                  ______________________________________________
                                  ______________________________________________
                                  ______________________________________________
                                  Telecopier No.: ______________________________
                                  ASSIGNEE:

                                  ______________________________________________

                                  By:    _______________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

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

                                  Copies of all notices, etc. should be sent to:

                                  ______________________________________________
                                  ______________________________________________
                                  ______________________________________________
                                  Telecopier No.: ______________________________


Accepted this _____ day
of __________, 1998

THE BANK OF NOVA SCOTIA, as
Administrative Agent


By:    _________________________
Name:  _________________________
Title: _________________________

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